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                       FORTIS BENEFITS INSURANCE COMPANY
                        FORTIS INCOME PREFERRED ANNUITY

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1. OWNER                                                           5.  BENEFICIARY
----------------------------------------------------------------   ----------------------------------------------------------------
                                                                                              PRIMARY
Name                                                               Name
        --------------------------------------------------------           --------------------------------------------------------
        Last            First            Middle                            Last              First              Middle

Address                                                            Address
        --------------------------------------------------------           --------------------------------------------------------
        Street                                                             Street

        --------------------------------------------------------           --------------------------------------------------------
        City                     State                 Zip                 City                       State            Zip
Phone                                                              Date of Birth
        --------------------------------------------------------                 --------------------------------------------------
                                         / /  Citizen of U.S.
Soc. Sec. #                                                                   -----------------------------------------------------
           ------------------------      / /  Resident Alien                  Relationship             Social Security # (Optional)
                                              of U.S.
Date of Birth                            / /  Other                                              CONTINGENT
             ----------------------                -------------
Sex:   / / Male   / / Female                  ------------------   Name
                                                                           --------------------------------------------------------
----------------------------------------------------------------           Last              First              Middle
2.   CO-OWNER (OPTIONAL)                                           Address
----------------------------------------------------------------           --------------------------------------------------------
                                                                           Street
Name
        --------------------------------------------------------           --------------------------------------------------------
        Last            First            Middle                            City                       State            Zip

Address                                                            Date of Birth
        --------------------------------------------------------                ---------------------------------------------------
        Street
                                                                              -----------------------------------------------------
        --------------------------------------------------------              Relationship             Social Security # (Optional)
        City                     State                 Zip
                                                                   / / Additional beneficiary information attached.
Phone
        --------------------------------------------------------   ----------------------------------------------------------------
                                         / /  Citizen of U.S.      6.  TYPE OF PLAN REQUESTED
Soc. Sec. #                                                        ----------------------------------------------------------------
           ------------------------      / /  Resident Alien       For annual IRA contributions, indicate on the check the year for
                                              of U.S.              which the contribution is made.
Date of Birth                            / /  Other
             ----------------------                -------------   / / NON-QUALIFIED
Sex:   / / Male   / / Female                  ------------------
                                                                   / / QUALIFIED (check appropriate box)
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3.   ANNUITANT (IF OTHER THAN OWNER)                                   / / Traditional IRA          / / Roth IRA
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                                                                            / / Direct Transfer         / / Direct Transfer
Name
        --------------------------------------------------------            / / Rollover                / /  Rollover
        Last            First            Middle
                                                                       / / Direct Rollover
Address                                                                    (IRA Rollover from Employer Plan)
        --------------------------------------------------------
        Street                                                         / / SEP-IRA (including SARSEP)

        --------------------------------------------------------       / / 403(b) (TDA, TSA)
        City                     State                 Zip
                                                                       / / KEY Plan
Phone                                                                      (complete and attach First Trust Key Plan document):
        --------------------------------------------------------
                                                                           / / Profit Sharing   / / Money Purchase
                                         / /  Citizen of U.S.
Soc. Sec. #                                                            / / SIMPLE IRA
           ------------------------      / /  Resident Alien
                                              of U.S.                  / / Other Employer Qualified Plan
Date of Birth                            / /  Other
             ----------------------                -------------           (Employer's Name)
                                              ------------------                            ---------------------------------------
Sex:   / / Male   / / Female
----------------------------------------------------------------       / / Other
4.   ADDITIONAL ANNUITANT (OPTIONAL)                                            ---------------------------------------------------
-----------------------------------------------------------------
                                                                           (Employer's Name)
Name                                                                                        ---------------------------------------
        --------------------------------------------------------
        Last            First            Middle                    ----------------------------------------------------------------
Address                                                            7.  Annuitization
        --------------------------------------------------------   ----------------------------------------------------------------
        Street
                                                                   The age of the Annuitant at which lifetime
        --------------------------------------------------------   income payments begin:
        City                     State                 Zip                                              ---------------------------

Phone                                                              ----------------------------------------------------------------
        --------------------------------------------------------   8.  Telephone Transfer Authorization
                                                                   ----------------------------------------------------------------
                                         / /  Citizen of U.S.
Soc. Sec. #                                                        / /  I have read the telephone transfer authorization terms in
           ------------------------      / /  Resident Alien            the prospectus and elect telephone transfers. (If this box
                                              of U.S.                   is checked it is not necessary to complete the telephone
Date of Birth                            / /  Other                     transfer section of the Variable Annuity Service Request
             ----------------------                -------------        Form.)
                                              ------------------
Sex:  / / Male  / / Female

 42360                                                APPLICATION CONTINUES


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 9. BILLING (PERSON OR ENTITY SENDING PURCHASE PAYMENTS FOR        11.  REPLACEMENT
    ANNUITY)
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Name                                                               Will this annuity replace or change any existing life insurance
        --------------------------------------------------------   or annuity in this or any other company?
        Last               First            Middle
                                                                   / / Yes    / / No     If yes, list insurance company.
Address
        --------------------------------------------------------   ----------------------------------------------------------------
        Street
                                                                   ----------------------------------------------------------------
        --------------------------------------------------------   12.  SPECIAL REQUESTS
        City                         State                 Zip     ----------------------------------------------------------------

/ / Send Bill         / / Pre-Authorized Check-form attached       / /  Check if additional forms are attached.

 Will this be added to an existing retirement plan?                ----------------------------------------------------------------

/ / Yes               / / No        If yes, please list:           ----------------------------------------------------------------

----------------------------------------------------------------   ----------------------------------------------------------------
Employer name
                                                                   ----------------------------------------------------------------
----------------------------------------------------------------
Employer address                                                   ----------------------------------------------------------------

----------------------------------------------------------------   ----------------------------------------------------------------
10. PURCHASE PAYMENT/PAYMENT ALLOCATION
----------------------------------------------------------------   ----------------------------------------------------------------
                                                                   13. SUITABILITY
 / / Single Purchase Payment $__________________________________   ----------------------------------------------------------------
 / / Additional Purchase Payments of $__________ per____________
                                                                   (Note:  Must be completed with each application unless you
 PAYMENT ALLOCATION: USE WHOLE %. MUST TOTAL 100%                  provide suitability information to your broker/dealer on
                                                                   a different form.)
 (191) ____ % Lazard - International Stock
 (186) ____ % Fortis - Global Growth                               ----------------------------------------------------------------
 (190) ____ % Morgan Stanley - Global Asset Allocation             Employer
 (187) ____ % Fortis - Aggressive Growth
 (198) ____ % Berger - Small Cap Value Series                      ----------------------------------------------------------------
 (182) ____ % Fortis - Growth Stock                                Business address
 (196) ____ % Dreyfus - MidCap Stock Series
 (197) ____ % Alliance - Large Cap Growth Series                   ----------------------------------------------------------------
 (195) ____ % T. Rowe Price - Blue Chip Stock                      City                       State              Zip
 (194) ____ % Dreyfus - S&P 500 Index
 (188) ____ % Fortis - Growth & Income                             ----------------------------------------------------------------
 (193) ____ % Fortis - Value                                       Occupation                                          Age
 (183) ____ % Fortis - Asset Allocation
 (192) ____ % Mercury - Global Bond                                Are you associated with or employed by an NASD member?
 (189) ____ % Fortis - High Yield                                  / / Yes   / / No
 (181) ____ % Fortis Diversified Income
 (185) ____ % Fortis - U.S. Government Securities                  Estimated Annual Income (all sources) $_________   / / Declined
 (184) ____ % Fortis - Money Market
 (150) ____ % Fortis - Fixed Account                               Estimated Net Worth
       ____ %                                                      (exclusive of family residence)       $_________   / / Declined
       ____ %
       ____ % Other________________________                        Estimated Tax Bracket                  _________%  / / Declined

(100)% TOTAL                                                       INVESTMENT OBJECTIVES:
------
(If no allocations are indicated, the total purchase payment will  / / Safety of Principal
be allocated to the Money Market Subaccount.)                      / / Income (cash generating)
                                                                   / / Growth (long term capital appreciation)
                                                                   / / Diversification
                                                                   / / Other (please specify)_______________________________


I HEREBY REPRESENT MY ANSWERS TO THE ABOVE QUESTIONS TO BE TRUE TO THE BEST OF MY KNOWLEDGE. I UNDERSTAND THAT ANNUITY PAYMENTS AND CONTRACT VALUES UNDER THE VARIABLE ACCOUNT PROVISIONS OF THE CONTRACT BEING APPLIED FOR ARE VARIABLE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT. RECEIPT OF A PROSPECTUS FOR THE ANNUITY PRODUCT HEREBY APPLIED FOR IS ACKNOWLEDGED.

IF I LIVE IN A COMMUNITY PROPERTY STATE, I MAY NEED MY SPOUSE'S WRITTEN CONSENT WHENEVER I NAME A PERSON OTHER THAN MY SPOUSE AS MY BENEFICIARY. I AM RESPONSIBLE TO KNOW IF CONSENT IS NEEDED AND TO OBTAIN CONSENT IF REQUIRED.

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

42360                              APPLICATION CONTINUES

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 14. REGISTERED REPRESENTATIVE STATEMENTS                           16.  DEALER/REPRESENTATIVE INFORMATION
----------------------------------------------------------------   ----------------------------------------------------------------

Will this annuity replace or change any existing life insurance    ----------------------------------------------------------------
or annuity in this or any other company?                           Representative's name (please print)

/ / Yes   / / No                                                   ----------------------------------------------------------------
                                                                   Name of Broker/Dealer
If yes, please attach a Client Replacement Disclosure Letter
(Form 99134) with any other necessary transfer paperwork and       ----------------------------------------------------------------
state replacement form, if required.                               Client account number at dealer (if applicable)

----------------------------------------------------------------   ----------------------------------------------------------------
                                                                   Branch Office address
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                                                                   ----------------------------------------------------------------
----------------------------------------------------------------   Representative's signature

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                                                                   Representative's number
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                                                                   ----------------------------------------------------------------
/ / Please check if:                                               Representative's phone number
    Your client qualifies for exemption from the surrender charge
    because they are included in one of the categories listed      ----------------------------------------------------------------
    under the exemption terms in the prospectus; and you waive     (In Florida, also present a Florida license I.D. #)
    commissions on this annuity.
                                                                   ----------------------------------------------------------------
----------------------------------------------------------------   Authorized signature of Broker/Dealer
15.   SIGNATURES
----------------------------------------------------------------   ----------------------------------------------------------------
                                                                   17.  MAIL APPLICATION TO:
(FOR MINNESOTA RESIDENTS) I HEREBY ACKNOWLEDGE RECEIPT OF THE      ----------------------------------------------------------------
MINNESOTA GUARANTY ASSOCIATION DISCLOSURE NOTICE.
                                                                                     Make check payable to:
----------------------------------------------------------------               Fortis Benefits Insurance Company
Owner(s)
                                                                                   APPLICATIONS WITH PAYMENT:
----------------------------------------------------------------             Fortis Benefits Insurance Company
Owner(s)                                                                                    CM-9709
                                                                               St. Paul, Minnesota 55170-9709
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Annuitant(s)                                                                    APPLICATIONS WITHOUT PAYMENT:

----------------------------------------------------------------              Fortis Benefits Insurance Company
Annuitant(s)                                                                             P.O. Box 64272
                                                                                  St. Paul, Minnesota  55164
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Date                                                                                 FOR OVERNIGHT DELIVERY:
                                                                              Fortis Benefits Insurance Company
----------------------------------------------------------------                      500 Bielenberg Drive
State in which application is signed                                               Woodbury, Minnesota 55125
                                                                                        Attn: Annuities

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 42360